UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

INSTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37629	26-3505687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	INST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.

Entry into a Material Definitive Agreement.

On February 13, 2020, Instructure, Inc., a Delaware corporation (“Instructure” or the “Company”) entered into Amendment No. 1 to the Agreement and Plan of Merger (“Amendment No. 1”), by and among Instructure Holdings, LLC, a Delaware limited liability company (f/k/a PIV Purchaser, LLC) (“Parent”), PIV Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”) and the Company. Amendment No. 1 amends the Agreement and Plan of Merger, dated as of December 4, 2019 (the “Merger Agreement”).

Amendment No. 1, among other things: (a) increases the consideration to be paid with respect to each share of Instructure common stock (other than shares owned by the Company or a stockholder that has properly exercised and not withdrawn such stockholder’s appraisal rights under the General Corporation Law of the State of Delaware), if the Merger is completed, to $49.00 per share in cash, without interest thereon, less any applicable withholding taxes, from $47.60 per share in cash, without interest thereon, less any applicable withholding taxes, and (b) obligates the Company to convene the stockholder meeting to approve the Merger as promptly as reasonably practical following the filing of the proxy supplement and other required filings with respect to Amendment No. 1.

The foregoing description of Amendment No. 1 may not contain all of the information that is important to you and is qualified in its entirety by reference to the full text of Amendment No. 1, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item  5.02

Amendment of Waiver Agreement.

Daniel T. Goldsmith, the Chief Executive Officer of the Company, entered into an Amended and Restated Waiver of Certain Change in Control Benefits Agreement, dated as of February 13, 2020 (the “A&R CIC Benefits Waiver”) with the Company, superseding the Waiver of Certain Change in Control Benefits Agreement that Mr. Goldsmith entered into with the Company on December 4, 2019. Pursuant to the terms of the A&R CIC Benefits Waiver, effective as of immediately prior to the Effective Time (as defined in the Merger Agreement), Mr. Goldsmith agreed that (1) the following equity awards shall vest and be cashed out in accordance with the terms of the Merger Agreement, subject to the occurrence of the Effective Time: (a) all of his outstanding equity awards that vest prior to or on March 1, 2020, and (b) 52% of his outstanding equity awards that vest after March 1, 2020, and (2) he shall forfeit 48% of his outstanding equity awards that vest after March 1, 2020, effective immediately prior to the Effective Time. Pursuant to the A&R CIC Benefits Waiver, Mr. Goldsmith waived any claims with respect to such forfeited awards.

The foregoing description of the A&R CIC Benefits Waiver does not purport to be complete and is qualified in its entirety by the full text of the A&R CIC Benefits Waiver, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

Adjournment of Special Meeting.

A special meeting of the stockholders of the Company (the “Special Meeting”) was scheduled for 9:00 a.m. Mountain time on February 14, 2020 to consider matters related to the previously announced Merger Agreement with Thoma Bravo, LLC. On February 14, 2020, the Company announced that it was adjourning the Special Meeting until 9:00 a.m. Mountain time on February 25, 2020. The Special Meeting will be convened at the Company’s office located at 6330 South 3000 East, Suite 700, Salt Lake City, Utah, 84121.

On February 14, 2020, the Company issued a press release announcing the adjournment of the Special Meeting. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, on January 7, 2020 the Company filed with the SEC its revised definitive proxy statement (the “Proxy Statement”), as well as other relevant documents concerning the proposed transaction. The Company mailed the Proxy Statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction on or about January 14, 2020. Investors and security holders of the Company are urged to carefully read the Proxy Statement (and any amendments thereto when such filings become available) and other filings made in connection therewith because such documents will contain important information about the proposed transaction.

Investors and security holders of the Company are able to obtain a free copy of the Proxy Statement, and will be able to obtain a free copy of any amendments thereto, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by contacting the Company’s Investor Relations at (866) 574-3127, by email at Investors@instructure.com, or by going to the Company’s Investor Relations page on its website at https://ir.instructure.com/overview/default.aspx and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on February 20, 2019 and the Company’s proxy statement on Schedule 14A filed with the SEC on April 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, are contained in the Proxy Statement, and will be contained in the other relevant materials to be filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained, without charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication contains forward-looking information related to the Company and the acquisition of the Company. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, the Company’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of the Company, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of the Company to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements and associated system implementations; the satisfaction of the conditions precedent to consummation of the proposed transaction; the Company’s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of the Company’s common stock or on the Company’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes, sales cycle time and increased competition; customer demand for the Company’s products; new application introductions and the Company’s ability to develop and deliver innovative applications and features; the Company’s ability to provide high-quality service and support offerings; the Company’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals.

Further information on these and other risk and uncertainties relating to the Company can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of the Company’s website at https://ir.instructure.com/overview/default.aspx.

The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of February 13, 2020, Instructure Holdings, LLC, PIV Merger Sub, Inc., and Instructure, Inc.

10.2

Amended and Restated Waiver of Certain Change in Control Benefits Agreement, dated as of February 13, 2020, by and between Instructure, Inc., Daniel Goldsmith and Instructure Holdings, LLC and PIV Merger Sub, Inc.

99.1	Press release of Instructure, Inc., dated February 14, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTRUCTURE, INC.

By:	/s/ Matthew Kaminer
Matthew A. Kaminer Chief Legal Officer

Date: February 14, 2020